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                            INTER-CREDITOR AGREEMENT

         This AGREEMENT dated as of the 17th day of December, 2004


AMONG:

                  GE INVESTMENT PRIVATE PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP, BY ITS GENERAL PARTNER, GE ASSET MANAGEMENT INCORPORATED, ITS GENERAL PARTNER ("GEIPPP II")

AND:

                  CROWN LIFE INSURANCE COMPANY ("CLIC")


AND:

                  THE PARTIES LISTED ON THE ATTACHED SCHEDULE HERETO (individually, a "Borrower Party" and collectively, the "Borrower Parties")

WHEREAS:

A. The Borrower Parties have granted, or is in the process of granting, certain security to CLIC to secure repayment of all indebtedness due and owing by the Borrower Parties to CLIC, which security has been, or will be, duly executed in favour of CLIC and registered under applicable personal property, uniform commercial code and land titles law, including, without limitation, a charge on all present and after-acquired real and personal property of each of the Borrower Parties (the aforementioned security together with such other security whether hereinbefore acquired, now held, or hereinafter acquired or obtained by CLIC to secure repayment of the Senior Debt (as such term is hereinafter defined) is hereinafter collectively referred to as the "Senior Security");

B. Each of the Borrower Parties has granted certain security to GEIPPP II to secure repayment of certain indebtedness due and owing by the Borrower Parties to GEIPPP II, which security has been, or will be, duly executed in favour of GEIPPP II and under applicable personal property, uniform commercial code and land titles law, including, without limitation, a charge on all present and after-acquired real and personal property of each of the Borrower Parties (the aforementioned security together with such other security whether hereinbefore acquired, now held or hereinafter acquired or obtained by GEIPPP II to secure repayment of the GEIPPP II Debt (as such term is hereinafter defined) is hereinafter collectively referred to as the "GEIPPP II Security");


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C.       Each of the Borrower Parties, CLIC and GEIPPP II has agreed to enter into this Agreement in order to set out the respective priorities of the Senior Security and the GEIPPP II Security.

         NOW THEREFORE, THIS AGREEMENT WITNESSES that in consideration of the premises and payment by each party to each other party of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party, the parties hereby covenant, undertake, declare and agree as follows:

ARTICLE 1

                                 INTERPRETATION

1.1      DEFINITIONS

In this Agreement, including the recitals hereto, except as otherwise expressly provided or as the context otherwise requires:

         (a) "Accounts", "Inventory", "Proceeds", "Security Interest" and any other word or phrase defined in the PPSA, shall have the meanings given by the PPSA;

         (b) "Business Day" means any day other than a day that is a Saturday, a Sunday, or a statutory holiday in Vancouver, British Columbia or Stamford, Connecticut;

         (c) "Debt" means the GEIPPP II Debt and the Senior Debt, collectively;

         (d) "GEIPPP II Debt" means the indebtedness due and owing by any and all of the Borrowers to GEIPPP II at the date hereof, pursuant to the Amended and Restated Note and Stock Purchase Agreement dated as of December 17, 2004, as amended from time to time (the "Note Agreement"), the Security Agreement and New Senior Note (as each is in defined in the Note Agreement).

         (e) "GEIPPP II Security" means all security now held or hereafter acquired or obtained by GEIPPP II for repayment of the GEIPPP II Debt, including without limitation, that security referred to in Recital "B" to this Agreement;

         (f) "Lender" means either of GEIPPP II or CLIC, as the case may be, and "Lenders" means all of them collectively;

         (g) "Loan Agreement" means the loan agreement dated with effect as of December 17, 2004 entered into by the Borrower Parties and CLIC, as amended, restated or replaced from time to time in accordance with the provisions of that agreement and this Agreement;

         (h) "party" or "parties" means any person, firm or corporation which has executed and delivered this Agreement;


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         (i)      "PPSA" means the PERSONAL PROPERTY SECURITY ACT (British
                  Columbia), as amended from time to time;

         (j) "Receiver" means a receiver, receiver-manager or agent whether privately appointed or appointed by a court for the purpose of realizing upon any security instrument granted by any of the Borrower Parties;

         (k) "Senior Debt" means the $5,000,000 senior secured loan to be advanced by CLIC pursuant to the Loan Agreement, and includes all interest, premium, penalty and costs of enforcement arising thereunder or pursuant thereto;

         (l) "Senior Security" means all security now held or hereafter acquired or obtained by either of CLIC as security for the repayment of Senior Debt including, without limitation, that security referred to in Recital "A" to this Agreement;

         (m) "Security" means collectively the Senior Security and the GEIPPP II Security.

1.2      HEADINGS

The division of this Agreement into articles, clauses, subclauses and paragraphs and the provision of headings is for the convenience of reference only and shall not affect the construction or interpretation of this Agreement.

                                    ARTICLE 2
                                    CONSENTS

2.1      CLIC CONSENT

CLIC hereby consents to the creation and issue by the Borrower Parties to GEIPPP II of the GEIPPP II Security, and to the incurring by the Borrower Parties of the GEIPPP II Debt.

2.2      GEIPPP II CONSENT

GEIPPP II hereby consents to the creation and issue by the Borrower Parties to CLIC of the Senior Security and to the incurring by the Borrower Parties of the Senior Debt.

                                   ARTICLE 3
                          SUBORDINATION AND PRIORITIES

3.1      SUBORDINATION AND POSTPONEMENT OF SECURITY

Notwithstanding the dates of execution and delivery by the Borrower Parties of the Senior Security or the GEIPPP II Security, the dates of filing or perfecting thereof, the giving of notice in respect thereof, the nature of the security interests granted by the Borrower Parties, the time of crystallization thereof or the dates of any advances thereunder, it is understood and agreed by and between the parties that the priority of the Security shall be determined on the following basis:



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The Senior Security shall have priority over the GEIPPP II Security as to all of the real and personal property of the Borrower Parties with respect to the Senior Debt. For greater certainty, the priority granted hereunder to the Senior Debt shall be reduced dollar for dollar as payments are made by any of the Borrower Parties and applied by CLIC toward the repayment of principal under the Senior Debt, and shall not thereafter be increased by any additional or replacement advances of any debt to any of the Borrower Parties by CLIC. For greater certainty, the foregoing reference to additional or replacement advances does not constitute consent by GEIPPP II to such advances, which shall be subject to Section 6.1 of this Agreement.

3.2      SUBORDINATION OF DEBT

The parties hereto agree that in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets and property of any of the Borrower Parties by reason of the liquidation, dissolution or other winding up of any of the Borrower Parties' businesses or any sale, receivership, insolvency or bankruptcy proceedings, or assignment for the benefit of creditors, or any proceedings by or against any of the Borrower Parties for any relief under bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, arrangements, compositions or extensions, then and in every such event all proceeds of distributions of any kind or character, either in cash, securities or other property which shall be payable or deliverable upon or relating to the realization of such property and assets of the Borrower Parties shall be payable in accordance with the priorities set forth in Article 3 hereof. GEIPPP II hereby subordinates its rights, whether at law, in equity, under its Security or otherwise, to each and all such distributions to the rights of CLIC under the Senior Security to the extent necessary to give effect to the priorities set forth in this Article 3. All payments or distributions provided for in this Section 3.2 received by GEIPPP II that are not consistent with the priorities set forth in this Article 3 shall be held in trust by it for the benefit of and shall be forthwith paid to CLIC in accordance with the priorities in this Article 3.

3.3      POSTPONEMENT OF DEBT

Without the consent of CLIC, none of the Borrower Parties shall make and GEIPPP II shall not be permitted to receive any interest payment on account of the GEIPPP II Debt prior to December 17, 2006, except as required by terms of the Note Agreement and the New Senior Note as such documents exist on the date of this Agreement (which terms for greater certainty require the approval of the Elephant & Castle Group, Inc. board of directors). Thereafter, none of the Borrower Parties shall be permitted to make and GEIPPP II shall not be permitted to receive any payment under the GEIPPP II Debt unless at the time such payment is made and immediately after the making of such payment (i) there shall not have occurred and be continuing any default or breach under the terms of any of the Senior Debt or the Senior Security and (ii) the making of such payment by a Borrower Party would not cause a default or breach by any Borrower Parties of its obligations under the Senior Security or the Senior Debt. If at any time CLIC, acting reasonably, determines that (i) there has been a breach or default under the terms of the Senior Debt or the Senior Security, or (ii) the making of any payment by a Borrower Party on account of the GEIPPP II Debt would result in such a breach or default by any Borrower Party of its obligations under the Senior Debt or the Senior Security, then CLIC shall be entitled to notify the Borrower Parties and GEIPPP II that no further repayments of any GEIPPP II Debt shall be



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made by the Borrower Parties after GEIPPP II's receipt of such notification. For greater certainty, nothing in this section 3.3 is intended to limit GEIPPP II's rights to take enforcement action against the Borrower subject to and in accordance with Article 4.

Should GEIPPP II receive sums of money in payment of the GEIPPP II Debt at any time or times after which CLIC has provided notice to GEIPPP II pursuant to the immediately preceding paragraph that no further repayments of GEIPPP II Debt shall be made, GEIPPP II shall hold such sums as a depositary and trustee for CLIC, and shall deliver the same to CLIC without delay.

CLIC agrees that it shall consent to the Borrower Parties re-commencing payments on account of the GEIPPP II Debt if CLIC, acting reasonably, determines that (i) any breach or default under the terms of the Senior Debt and the Senior Security has been fully rectified to CLIC's satisfaction such that there is no continuing breach or default; and (ii) any such payment shall not result in any default or breach under the terms of the Senior Debt or the Senior Security.

3.4      REALIZATION

CLIC agrees to act in a prudent and commercially reasonable manner on any realization of the Senior Security with a view to maximizing the proceeds of the realization in as expeditious a manner as is reasonably possible.

3.5      INSURANCE PROCEEDS

Subject to the rights of the Borrower Parties in respect of insurance proceeds under the Loan Agreement, any insurance proceeds received by the Borrower Parties or by any of the Lenders in respect of assets of the Borrower Parties charged by the Security shall be dealt with according to the preceding provisions hereof as though such insurance proceeds were paid or payable as proceeds of realization of the collateral for which they compensate and all insurance proceeds received by the Borrower Parties shall be held in trust by it for the benefit of the Lenders in accordance with the provisions hereof.

                                    ARTICLE 4

                                     DEFAULT

4.1      STANDSTILL

GEIPPP II hereby acknowledges, confirms and agrees that its rights as to demand, acceleration and realization of the GEIPPP II Debt and the GEIPPP II Security are, until such time as the Senior Debt has been satisfied and paid in full, subject to the following specific agreement:

         (a) GEIPPP II shall not, for a period of 90 days (the "standstill period") from the earlier of the date of receipt by any Borrower Party of a notice of default issued by GEIPPP II, or the date of receipt by GEIPPP II of a notice from CLIC that a default has occurred in respect of the Senior Debt or the Senior Security, take any steps or actions to enforce payment of the GEIPPP II Debt or to commence realization upon the GEIPPP II Security including, without limitation, issuance of demand, acceleration of



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                  indebtedness and obligation, issuance of all statutorily
                  required notices, exercising rights of set-off, commencement of bankruptcy proceedings, foreclosure, power of sale, taking of possession, giving in payment, appointing or making application to a court for an order appointing an agent or a receiver or receiver-manager or by any other means of enforcement thereof; provided that: (i) notwithstanding the foregoing, the standstill period shall be deemed to expire and be terminated upon (A) the taking of any step, action or proceeding by CLIC (including any Receiver appointed by it) for the purpose of realizing on the Security which step, action or proceeding occurs after the issuance of the preparatory notices in connection with the Senior Security by any one of the foregoing, or (B) after an order has been rendered declaring any Borrower Party a bankrupt; and (ii) GEIPPP II may issue one or more preparatory notices in connection with the GEIPPP II Security at any time after any preparatory notices have been issued in connection with the Senior Security by CLIC or a Receiver appointed by it;

         (b) at the expiry of the standstill period and provided that the event of default or, if more than one, all of the events of default, set out in the notice of default has or have not been cured, waived or otherwise revoked on or before the expiry of such standstill period, GEIPPP II shall be free to take such steps to enforce payment of the GEIPPP II Debt as it shall determine; and

         (c)      for greater certainty, if at any time, or from time to time,
                  (i) the event of default or, if more than one, all of the events of default, set out in a notice of default is or are cured or waived or the notice of default is otherwise revoked and (ii) the Borrower Parties have paid GEIPPP II all arrears of principal and interest in respect of any scheduled payment that was not paid when due as a result of the blockage of such payment as provided for herein (which payment may be made and accepted, provided that the conditions set forth in the preceding clause (i) are satisfied), then the standstill period applicable to such notice of default will cease to be applicable and a new standstill period will commence upon the issuance of any new notice of default, provided that the aggregate number of days in any 365-day period during which a standstill period is in force shall not exceed 130 days (the "Annual Standstill Period Limit").

4.2      CROSS NOTICES AND CONTROL OF RECEIVERSHIP

Each Lender shall as soon as is reasonably possible notify in writing the other Lender of any default under its respective Security. In the event any Lender appoints a Receiver by private instrument or is successful in obtaining a court order for the appointment of a Receiver of all or by any portion of the assets of any of the Borrower Parties, the other Lender shall have the right to privately appoint its own Receiver or make separate application to the court for the appointment of its own separate Receiver in respect of any or all of the Borrower Parties subject to such court order, provided that any Receiver appointed by CLIC or appointed by a court upon application of CLIC shall have complete management, control and possession of the property, assets and undertaking of any or all of the Borrower Parties in priority to the rights of any receiver appointed by GEIPPP II or appointed by the court upon application of GEIPPP II until such time as CLIC has lawfully received all amounts owing on account of the Senior Debt. Each



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Lender agrees to consent to all orders of the court as may be applied for by the other Lender in order to carry out the terms of this provision.

4.3      INDEPENDENT RIGHT TO ACT

Except as otherwise provided herein, a Lender's right to demand or accelerate payment of any indebtedness owing by the Borrower Parties or to take such steps as such Lender may deem appropriate from time to time to realize on its Security shall not be limited hereby.

4.4      CO-OPERATION IN RECEIVERSHIP APPOINTMENT

Subject to Section 4.1 hereof, each Lender shall promptly and in good faith co-operate with the other Lender in order to implement and appoint any Receiver which the other Lender elects to have appointed or elects to apply to a court for appointment and, to that end, each Lender shall promptly do such acts and things and execute and deliver such instruments as may be reasonably required in that regard.

                                   ARTICLE 5
                       COVENANTS OF THE BORROWER PARTIES

5.1      CONSENT

Each of the Borrower Parties hereby consents to the Lenders entering into this Agreement, and agrees not to take, or to participate with CLIC or GEIPP II in taking, any action that would constitute a breach by CLIC or GEIPPP II, as the case may be, of its obligations hereunder. Without limiting the generality of the foregoing, no Borrower Party shall enter into any amendment or modification to the Senior Debt or Senior Security, or incur any additional obligations to CLIC, except as permitted under Section 6.1.

5.2      AGREEMENT TO BE BOUND

Each of the Borrower Parties hereby confirms to and agrees with the Lenders that so long as any of the indebtedness of the Borrower Parties herein referred to remains outstanding to any of the Lenders, it shall stand possessed of its assets so charged for the Lenders, in accordance with their respective rights as herein set out and all funds, monies, or proceeds received by any Borrower Party from the sale or other disposition of its property shall be held in trust by the Borrower Parties for the benefit of the Lenders in accordance with the provisions of this Agreement.

5.3      DEFAULT

Each of the Borrower Parties agrees that any default by the Borrower Parties in complying with, fulfilling, observing and performing the terms and provisions of this Agreement shall be and shall be deemed to be an Event of Default by the Borrower Parties under the terms and provisions of the Senior Security and the GEIPPP II Security and shall entitle CLIC and GEIPPP II or any of them to immediately proceed to enforce the terms and provisions of the Senior Security or the GEIPPP II Security, as the case may be, in accordance with and subject to the terms thereof.



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                                   ARTICLE 6
                                    GENERAL

6.1      CLIC DEBT

CLIC shall not make any Material Modification to the Senior Debt or Senior Security without the prior written consent of GEIPPP II, which consent shall not be unreasonably withheld or delayed. For the purposes of this section 6.1, "Material Modification" means any amendment or modification to the Senior Debt or the Senior Security which would:

         (a) increase the interest rate or principal amount of the Senior Debt except for increases in principal to cover workout costs and enforcement costs (including closing costs in connection therewith) and any advances to protect or preserve the collateral ("Protective Advances");

         (b) increase in any other material respect any monetary obligations of any of the Borrower Parties under the Loan Agreement or the Senior Security;

         (c) shorten the scheduled maturity date of the Senior Debt (other than by acceleration of the Senior Debt);

         (d) increase the amount of any principal payments required under the Senior Debt or modify any related principal amortization schedule in a manner which would increase the amount of principal payments except if increased in connection with (a) above;

         (e) convert or exchange the Senior Debt into or for any other indebtedness or subordinate any of the Senior Debt to any indebtedness of the Borrower Parties;

         (f) extend the period during which voluntary prepayments are prohibited or impose any prepayment fee or premium or yield or spread maintenance charge in connection with a prepayment of the Senior Debt in excess of that which is currently provided under the Loan Agreement or after the current maturity date of the Senior Debt or increase the amount of such prepayment fee, premium or yield or spread maintenance charge;

         (g) grant CLIC the right to any contingent interest, additional interest or any so-called "kicker" measured on the basis of the cash flow or appreciation of any property subject to the Senior Security (or other similare equity participation);

         (h)      shorten any cure periods under the Senior Debt or Senior
                  Security;

         (i) make any additional occurrences or circumstances a breach, default or "Event of Default" under the Senior Debt or the Senior Security.

No sums funded by CLIC under the Loan Agreement as a result of the making of any Protective Advances, or interest accruals or accretions provided for in the Loan Agreement as of the date hereof and any compounding thereof (including default interest), shall be deemed to contravene this section 6.1.



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CLIC shall not make any additional loans or advances to or for the account of the Borrower Parties, or commit to do so, without the prior written consent of GEIPPP II which consent may be withheld by GEIPPP II in its sole discretion.

6.2      NON-DISPOSAL OF SECURITY OR DEBT

No Lender shall sell, transfer, assign or otherwise dispose of its Security or any Debt secured thereby without first causing the assignee to execute a counterpart of this Agreement whereby such assignee shall agree to be bound by the terms hereof to the same extent as if it had been an original party hereto.

6.3      NOT TO ATTACK SECURITY

No Lender shall do any act or thing to contest or bring into question the validity, priority, perfection or enforceability of all or any part of the Security.

6.4      TAKING OF ADDITIONAL SECURITY

Subject always to the provisions herein (including, without limitation, Section 6.1), any Lender may, from time to time, at its sole discretion, and without notice to or consent of the other Lender, but without affecting the priorities, postponements or subordinations hereunder, take all or any of the following actions:

         (a)      amend, modify or supplement its Security;

         (b) retain or obtain any additional security in any property to secure any of its Debt;

         (c) retain or obtain the primary or secondary obligation of any other person with respect to any of its Debt;

         (d) extend, renew for one or more periods (whether or not longer than the original period) alter or exchange any of its Debt, or release or compromise any obligation of any nature of any obligor with respect to any of its Debt; or

         (e) fail to obtain or perfect or release, any of its security interest or rights of set-off in respect of, or surrender, release or permit any substitution or exchange for, all or any party of any property subject to any of its Security or otherwise securing any of its Debt, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any person with respect to any such property.

For greater certainty, each Lender agrees not to enter into any arrangement with the Borrower Parties which would have the effect of giving to it preference or priority over the other Lender's Security that is contrary to the priorities provided for in this Agreement.



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6.5      ENFORCEMENT

Subject only to Section 3.4 of this Agreement, no Lender shall be bound to take any action whatsoever whether legal or otherwise, for the purpose of collecting debts, monies or any part thereof payable under any of its Security and no Lender shall be liable or responsible for any loss or damage which may accrue by reason of any action or failure to take any such action in respect of the collection of any of the Senior Debt or GEIPPP II Debt, as the case may be.

No Lender shall be prejudiced in its rights hereunder by any act or failure to act of either the Borrower Parties or the other Lender, or any non-compliance of either the Borrower Parties or the other Lender with any agreement or obligation, regardless of any knowledge thereof which the first Lender may have or with which the other Lender may be charged; and no action of the first Lender permitted hereunder shall in any way affect or impair the rights of the other Lender or the obligations of the first Lender hereunder.

6.6      INDEPENDENT BUSINESS ANALYSIS

Each Lender has been and will continue to be solely responsible for making its own independent appraisal of and investigation into the financial condition, business and affairs of the Borrower Parties, and each Lender confirms to the other Lender that it has not relied on and it will not hereafter rely on any other Lender:

         (a) to check or inquire on its behalf into the adequacy, accuracy or completeness of any information provided by the Borrower Parties in connection with any of the Security (whether or not such information has been or is hereafter circulated to any Lender); or

         (b) to assess or keep under review on its behalf the financial condition, business or affairs of the Borrower Parties.

6.7      BREACH BY THE BORROWER PARTIES

No Lender shall be prejudiced in its rights hereunder by any act or failure to act of the Borrower Parties or any non-compliance by the Borrower Parties with any agreement or obligation, regardless of any knowledge thereof which any Lender may have.

6.8      WAIVER

No delay on the part of any of the Lenders or of any agent thereof in the exercise of any right or remedy referred to herein shall operate as a waiver thereof, and no single or partial exercise by either of the Lenders or any agent thereof of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy, nor shall any modification, waiver or discharge of any of the provisions hereof be binding upon any of the Lenders except as expressly set forth in writing duly signed and delivered on behalf of such Lender, and no waiver or consent shall constitute a consent or waiver to any further breach or default unless therein specifically so stated.



                                      -10-
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6.9      INVALIDITY

Any provision of this Agreement which is or becomes prohibited or unenforceable in any jurisdiction shall not invalidate, affect or impair the remaining provisions or invalidate or render unenforceable the provision concerned in any other jurisdiction.

6.10     TERM OF AGREEMENT

This Agreement shall terminate when all of the Senior Debt has been repaid in full, provided that such termination shall not effect the priorities and agreements established herein with respect to the Security prior to the effective date of such termination.

6.11     NO MODIFICATION OF THE BORROWER PARTIES' OBLIGATIONS

Each of the Borrower Parties hereby acknowledges and agrees that this Agreement shall not modify, relieve or release it from any of its obligations or liabilities to:

         (a) CLIC under the agreements creating the Senior Debt (as may be supplemented, amended, or replaced from time to time), the Senior Security or with respect to the Senior Debt; or

         (b) to GEIPPP II under the agreements creating the GEIPPP II Debt (as may be supplemented, amended, or replaced from time to time), the GEIPPP II Security or with respect to the GEIPPP II Debt.

6.12     APPLICABLE LAW

This Agreement shall be deemed to be a contract under the laws of the Province of British Columbia and shall be governed by and be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. The parties irrevocably submit to the jurisdiction of the Courts of the Province of British Columbia.

6.13     NOTICES

Any notice provided for herein shall be deemed to have been properly given if in writing and delivered or mailed by prepaid registered mail addressed as follows:

to GEIPPP II:              c/o GE Asset Management Incorporated
                           3003 Summer Street
                           P O Box 7900
                           Stamford, CT  06904-7900  USA

                           Attention:       Mr. David Wiederecht
                           Facsimile:       (203) 326-4073



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to CLIC:                   Crown Life Insurance Company
                           c/o Crown Capital Partners Inc.
                           1900 - 1874 Scarth Street
                           Regina, Saskatchewan
                           S4P 4B3

                           Attention:       Christopher A. Johnson
                           Facsimile:       (306) 546-8010

to the Borrower Parties:
                           c/o Elephant & Castle Group Inc.
                           Suite 2100, 1190 Hornby Street
                           Vancouver, BC  V6Z 2K5
                           Attention:       Richard Bryant
                           Facsimile:       604 684 2089

or at such other address as the party to whom such notice is being given shall have theretofore specified by notice in writing given in the manner aforesaid. Any notice given hereunder shall be deemed to have been given and become effective on the day of delivery if delivered, or, in the case of notice by mail, on the third Business Day following the mailing thereof as aforesaid, provided that in the event of a disruption of postal service any notice shall not be effective until the date it is actually received. Notice may also be given by facsimile and shall be deemed to have been properly given and become effective on the first Business Day following the date of actual receipt by the addressee thereof.

6.14     FURTHER ASSURANCES

Each of the parties shall execute and deliver such further deeds, documents, instruments or assurances as may be necessary or advisable in order to give full force and effect to this Agreement and to carry out the intent thereof, including such deeds, documents, instruments and assurances as in the reasonable opinion of any Lender and its counsel are necessary or advisable to file or to give notice of this Agreement pursuant to any applicable legislation.

6.15     WHOLE AGREEMENT

This Agreement contains the whole agreement between the parties with respect to the matters herein contained and there are no other representations, warranties, covenants or collateral agreements between any of the parties in connection therewith other than as expressly provided for or referred to herein.

6.16     COUNTERPARTS

This Agreement may be entered into by the execution and delivery of one or more counterparts hereof which, when taken together, shall constitute one and the same Agreement.

6.17     SUCCESSORS AND ASSIGNS

This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

6.18     MARSHALING OF SECURITY

No Lender shall have any obligation whatsoever to marshall its security, and each Lender hereby waives all and any rights it may have at law or equity to require the other Lender to do so.

6.19     CANADIAN CURRENCY

All monetary amounts referenced herein are stated in Canadian dollars.

IN WITNESS WHEREOF, CROWN LIFE INSURANCE COMPANY has had these presents executed by its proper signing officers in that behalf, effective the day and year first above-written.

                                           CROWN LIFE INSURANCE COMPANY BY ITS
                                           AGENT, CROWN CAPITAL PARTNERS INC.

                                           Per:
                                                --------------------------------

                                           Per:
                                                --------------------------------


IN WITNESS WHEREOF, GE INVESTMENT PRIVATE PLACEMENT PARTNERS II, A LIMITED PARTNERSHIP, has had these presents executed by its proper signing officers in that behalf, effective the day and year first above-written.

                                           GE INVESTMENT PRIVATE PLACEMENT
                                           PARTNERS II, A LIMITED PARTNERSHIP

                                           By: GE Asset Management Incorporated
                                              Its: General Partner


                                           By: _________________________________
                                               Name:
                                               Title:

IN WITNESS WHEREOF, EACH OF THE BORROWER PARTIES has had these presents executed by its proper signing officers in that behalf, effective the day and year first above-written.

                                       ELEPHANT & CASTLE GROUP INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       THE ELEPHANT AND CASTLE CANADA INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       ELEPHANT & CASTLE, INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       ELEPHANT AND CASTLE OF PENNSYLVANIA, INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       E & C PUB, INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       MASSACHUSETTS ELEPHANT & CASTLE
                                       GROUP, INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       ELEPHANT & CASTLE INTERNATIONAL, INC.

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       ELEPHANT & CASTLE (CHICAGO) CORPORATION

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       ELEPHANT & CASTLE EAST HURON, LLC

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       E&C SAN FRANCISCO, LLC

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                       E&C CAPITAL, LLC

                                       BY: __________________________________
                                              NAME:
                                              TITLE:

                                    SCHEDULE
                                BORROWER PARTIES

 Elephant & Castle Group Inc.

 The Elephant and Castle Canada Inc.

 Elephant & Castle, Inc.

 Elephant and Castle of Pennsylvania, Inc.

 E & C Pub, Inc.

 Massachusetts Elephant & Castle Group, Inc.

 Elephant & Castle International, Inc.

 Elephant & Castle (Chicago) Corporation

 Elephant & Castle East Huron, LLC

 E&C San Francisco, LLC

 E&C Capital, LLC